UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 27, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of April 1, 2005, providing for the issuance of Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR2,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-10                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On June 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 27, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NOMURA ASSET ACCEPTANCE CORPORATION
                           Mortgage Pass-Through Certificates, Series 2005-AR2

                           JPMORGAN CHASE BANK, N.A

                            By:   /s/  Andrew M. Cooper
                                ---------------------------------------
                                Andrew M. Cooper
                                Assistant Vice President
Date: July 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         June 27, 2005

Exhibit 99.1

Monthly Certificateholder Statement on June 27, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 June 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        32,108,000.00    32,099,729.87      411,689.77       140,068.49      551,758.26    0.00         0.00      31,688,040.10
IIA1      91,114,000.00    90,530,699.77      860,860.98       421,310.09    1,282,171.07    0.00         0.00      89,669,838.79
IIA2      10,124,000.00    10,059,187.44       95,653.32        46,813.26      142,466.58    0.00         0.00       9,963,534.12
IIIA1     62,447,000.00    61,871,774.00    1,473,267.86       189,430.75    1,662,698.61    0.00         0.00      60,398,506.14
IIIA2     61,852,000.00    61,282,254.80    1,459,230.45       185,940.57    1,645,171.02    0.00         0.00      59,823,024.35
IIIA3     13,811,000.00    13,683,780.98      325,833.15        41,895.18      367,728.33    0.00         0.00      13,357,947.83
IVA1     158,832,000.00   158,084,801.59    3,233,719.79       481,104.75    3,714,824.54    0.00         0.00     154,851,081.80
IVA2      17,648,000.00    17,564,977.95      359,302.20        54,180.64      413,482.84    0.00         0.00      17,205,675.75
M1        29,762,000.00    29,762,000.00            0.00        97,941.78       97,941.78    0.00         0.00      29,762,000.00
M2        10,190,000.00    10,190,000.00            0.00        34,934.72       34,934.72    0.00         0.00      10,190,000.00
M3         5,700,000.00     5,700,000.00            0.00        20,220.75       20,220.75    0.00         0.00       5,700,000.00
M4         3,783,000.00     3,783,000.00            0.00        15,050.04       15,050.04    0.00         0.00       3,783,000.00
M5         3,782,694.00     3,782,694.00            0.00        17,129.30       17,129.30    0.00         0.00       3,782,694.00
P                100.00           100.00            0.00        28,959.56       28,959.56    0.00         0.00             100.00
R                  0.00             0.00            0.00             0.00            0.00    0.00         0.00               0.00
TOTALS   501,153,794.00   498,395,000.40    8,219,557.52     1,774,979.88    9,994,537.40    0.00         0.00     490,175,442.88
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X     504,432,505.30    501,673,711.68            0.00        847,265.91      847,265.91     0.00          0.00     493,454,154.17
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA       65535VKB3     999.74242774    12.82203096      4.36241715      17.18444811      986.92039679       IA        5.236249 %
IIA1     65535VKC1     993.59812729     9.44817459      4.62398852      14.07216311      984.14995270       IIA1      5.584538 %
IIA2     65535VKD9     993.59812722     9.44817463      4.62398854      14.07216318      984.14995259       IIA2      5.584538 %
IIIA1    65535VKE7     990.78857271    23.59229202      3.03346438      26.62575640      967.19628069       IIIA1     3.340000 %
IIIA2    65535VKF4     990.78857272    23.59229208      3.00621758      26.59850967      967.19628064       IIIA2     3.310000 %
IIIA3    65535VKG2     990.78857288    23.59229238      3.03346463      26.62575701      967.19628050       IIIA3     3.340000 %
IVA1     65535VKH0     995.29566832    20.35937210      3.02901651      23.38838861      974.93629621       IVA1      3.320000 %
IVA2     65535VKJ6     995.29566806    20.35937217      3.07007253      23.42944470      974.93629590       IVA2      3.365000 %
M1       65535VKK3   1,000.00000000     0.00000000      3.29083328       3.29083328    1,000.00000000       M1        3.590000 %
M2       65535VKL1   1,000.00000000     0.00000000      3.42833366       3.42833366    1,000.00000000       M2        3.740000 %
M3       65535VKM9   1,000.00000000     0.00000000      3.54750000       3.54750000    1,000.00000000       M3        3.870000 %
M4       65535VKN7   1,000.00000000     0.00000000      3.97833466       3.97833466    1,000.00000000       M4        4.340000 %
M5       65535VKP2   1,000.00000000     0.00000000      4.52833351       4.52833351    1,000.00000000       M5        4.940000 %
P        65535VKR8   1,000.00000000     0.00000000      ##########       ##########    1,000.00000000       P         0.000000 %
TOTALS                 994.49511580    16.40126767      3.54178678      19.94305445      978.09384813
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X      65535VKQ0     994.53089642       0.00000000      1.67964178    1.67964178          978.23623376       X        2.026654 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

                Principal Funds:
                                        Scheduled Principal Payments (Total)                                            130,180.17
                                                              Group 1                                                     6,969.85
                                                              Group 2                                                    30,110.34
                                                              Group 3                                                    40,929.89
                                                              Group 4                                                    52,170.09

                                        Principal Prepayments (Total)                                                 8,086,955.34
                                                              Group 1                                                   404,724.30
                                                              Group 2                                                   926,419.83
                                                              Group 3                                                 3,214,913.04
                                                              Group 4                                                 3,540,898.17

                                        Repurchase Principal (Total)                                                          0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                         0.00

                                        Substitution Amounts (Total)                                                          0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                         0.00

                                        Net Liquidation Proceeds (Total)                                                      0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                         0.00

                                        Insurance Proceeds (Total)                                                            0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                         0.00

                                        Other Principal (Total)                                                           2,422.00
                                                              Group 1                                                        -4.38
                                                              Group 2                                                       -15.87
                                                              Group 3                                                     2,488.52
                                                              Group 4                                                       -46.27


                Interest Funds:
                                        Scheduled Gross Interest (Total)                                              2,709,849.88
                                                              Group 1                                                   165,722.83
                                                              Group 2                                                   553,020.75
                                                              Group 3                                                   869,597.50
                                                              Group 4                                                 1,121,508.80

                                        Servicing Fees  (Total)                                                         104,515.36
                                                              Group 1                                                     7,531.14
                                                              Group 2                                                    23,616.29
                                                              Group 3                                                    32,137.00
                                                              Group 4                                                    41,230.93

                                        PMI Fees  (Total)                                                                 5,777.37
                                                              Group 1                                                         0.00
                                                              Group 2                                                       443.28
                                                              Group 3                                                     1,404.74
                                                              Group 4                                                     3,929.36

                                        Credit Risk Management Fees (Total)                                               6,270.92
                                                              Group 1                                                       451.87
                                                              Group 2                                                     1,416.98
                                                              Group 3                                                     1,928.22
                                                              Group 4                                                     2,473.86

                Prepayment Penalties:
                                        Prepayment Penalties (Total)                                                     28,959.56
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                    28,959.56

                                        Balance of Loans w/Prepayment Penalties (Total)                               1,268,776.01
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                 1,268,776.01

                                        Count of Loans w/Prepayment Penalties (Total)                                         8.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00
                                                              Group 3                                                         0.00
                                                              Group 4                                                         8.00

                Pool Detail:
                                        Beginning Number of Loans Outstanding (Total)                                        2,004
                                                              Group 1                                                          133
                                                              Group 2                                                          452
                                                              Group 3                                                          374
                                                              Group 4                                                        1,045

                                        Beginning Aggregate Loan Balances (Total)                                   501,673,711.68
                                                              Group 1                                                36,149,497.22
                                                              Group 2                                               113,358,182.55
                                                              Group 3                                               154,257,554.58
                                                              Group 4                                               197,908,477.33

                                        Ending Number of Loans Outstanding (Total)                                           1,970
                                                              Group 1                                                          132
                                                              Group 2                                                          448
                                                              Group 3                                                          365
                                                              Group 4                                                        1,025

                                        Ending Aggregate Loan Balances (Total)                                      493,454,154.17
                                                              Group 1                                                35,737,807.45
                                                              Group 2                                               112,401,668.25
                                                              Group 3                                               150,999,223.13
                                                              Group 4                                               194,315,455.34

                                        Beginning Gross Weighted Average Coupon (Deal)                                    6.4819 %
                                                              Group 1                                                     5.2362 %
                                                              Group 2                                                     5.5845 %
                                                              Group 3                                                     6.4888 %
                                                              Group 4                                                     6.5113 %

                                        Weighted Average Term to Maturity (Deal)                                               356
                                                              Group 1                                                          356
                                                              Group 2                                                          355
                                                              Group 3                                                          356
                                                              Group 4                                                          356

                                        Current Advances (Total)                                                               N/A
                                                              Group 1                                                          N/A
                                                              Group 2                                                          N/A
                                                              Group 3                                                          N/A
                                                              Group 4                                                          N/A

                                        Outstanding Advances (Total)                                                           N/A
                                                              Group 1                                                          N/A
                                                              Group 2                                                          N/A
                                                              Group 3                                                          N/A
                                                              Group 4                                                          N/A


                                        Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                    0                   0.00                  0.00 %
                                                 2 Month                    0                   0.00                  0.00 %
                                                 3 Month                    0                   0.00                  0.00 %
                                                 Total                      0                   0.00                  0.00 %
                                                  Group 2
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                    2               946,500.00                  0.84 %
                                                 2 Month                    0                     0.00                  0.00 %
                                                 3 Month                    0                     0.00                  0.00 %
                                                 Total                      2               946,500.00                  0.84 %
                                                  Group 3
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                    0                     0.00                  0.00 %
                                                 2 Month                    0                     0.00                  0.00 %
                                                 3 Month                    0                     0.00                  0.00 %
                                                 Total                      0                     0.00                  0.00 %
                                                  Group 4
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                    0                     0.00                  0.00 %
                                                 2 Month                    0                     0.00                  0.00 %
                                                 3 Month                    0                     0.00                  0.00 %
                                                  Total                     0                     0.00                  0.00 %
                                                  Group Totals
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                    2               946,500.00                  0.19 %
                                                 2 Month                    0                     0.00                  0.00 %
                                                 3 Month                    0                     0.00                  0.00 %
                                                  Total                     2               946,500.00                  0.19 %
                                        * Delinquent Bankruptcies are included in the table above.


                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               75,000.00                  0.04 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               75,000.00                  0.02 %


                                                              Group 1 Foreclosure Reporting:
                                        Number of Foreclosure Loans that are Current                                          0
                                        Principal Balance of Foreclosure Loans that are Current                            0.00
                                        Number of Foreclosure Loans that are 1 Month Delinquent                               0
                                        Principal Balance of Foreclosure Loans that are 1 Month Delinquent                 0.00
                                        Number of Foreclosure Loans that are 2 Months Delinquent                              0
                                        Principal Balance of Foreclosure Loans that are 2 Months Delinquent                0.00
                                        Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                                        Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               0.00
                                        Total Number of Foreclosure Loans                                                     0
                                        Total Principal Balance of Foreclosure Loans                                       0.00

                                                              Group 2 Foreclosure Reporting:
                                        Number of Foreclosure Loans that are Current                                          0
                                        Principal Balance of Foreclosure Loans that are Current                            0.00
                                        Number of Foreclosure Loans that are 1 Month Delinquent                               0
                                        Principal Balance of Foreclosure Loans that are 1 Month Delinquent                 0.00
                                        Number of Foreclosure Loans that are 2 Months Delinquent                              0
                                        Principal Balance of Foreclosure Loans that are 2 Months Delinquent                0.00
                                        Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                                        Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               0.00
                                        Total Number of Foreclosure Loans                                                     0
                                        Total Principal Balance of Foreclosure Loans                                       0.00

                                                              Group 3 Foreclosure Reporting:
                                        Number of Foreclosure Loans that are Current                                          0
                                        Principal Balance of Foreclosure Loans that are Current                            0.00
                                        Number of Foreclosure Loans that are 1 Month Delinquent                               0
                                        Principal Balance of Foreclosure Loans that are 1 Month Delinquent                 0.00
                                        Number of Foreclosure Loans that are 2 Months Delinquent                              0
                                        Principal Balance of Foreclosure Loans that are 2 Months Delinquent                0.00
                                        Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                                        Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               0.00
                                        Total Number of Foreclosure Loans                                                     0
                                        Total Principal Balance of Foreclosure Loans                                       0.00

                                                              Group 4 Foreclosure Reporting:
                                        Number of Foreclosure Loans that are Current                                          1
                                        Principal Balance of Foreclosure Loans that are Current                       75,000.00
                                        Number of Foreclosure Loans that are 1 Month Delinquent                               0
                                        Principal Balance of Foreclosure Loans that are 1 Month Delinquent                 0.00
                                        Number of Foreclosure Loans that are 2 Months Delinquent                              0
                                        Principal Balance of Foreclosure Loans that are 2 Months Delinquent                0.00
                                        Number of Foreclosure Loans that are 3+ Months Delinquent                             0
                                        Principal Balance of Foreclosure Loans that are 3+ Months Delinquent               0.00
                                        Total Number of Foreclosure Loans                                                     1
                                        Total Principal Balance of Foreclosure Loans                                  75,000.00



                                        REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %
                                                               Group 4
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %


                Loss Detail:
                                        Current Realized Losses (Total)                                                     0.00
                                                              Group 1                                                       0.00
                                                              Group 2                                                       0.00
                                                              Group 3                                                       0.00
                                                              Group 4                                                       0.00

                                        Subsequent Losses (Total)                                                           0.00
                                                              Group 1                                                       0.00
                                                              Group 2                                                       0.00
                                                              Group 3                                                       0.00
                                                              Group 4                                                       0.00

                                        Subsequent Loss Recoveries (Total)                                                  0.00
                                                              Group 1                                                       0.00
                                                              Group 2                                                       0.00
                                                              Group 3                                                       0.00
                                                              Group 4                                                       0.00

                                        Current Period Net Loss (Total)                                                     0.00
                                                              Group 1                                                       0.00
                                                              Group 2                                                       0.00
                                                              Group 3                                                       0.00
                                                              Group 4                                                       0.00


                                        Cumulative Realized Losses (Total)                                                  0.00
                                                              Group 1                                                       0.00
                                                              Group 2                                                       0.00
                                                              Group 3                                                       0.00
                                                              Group 4                                                       0.00


                Trigger Event                                                                                                 NO
                                        TEST I - Trigger Event Occurrence                                                     NO
                                        (Is Rolling 3 Month Delinquency Rate > 27% of of Senior Enhancement Percetage ?)
                                        Rolling 3 Month Delinquency Rate                                                0.00000 %
                                        27% of of Senior Enhancement Percetage                                          3.09128 %
                                        OR
                                        TEST II - Trigger Event Occurrence                                                  NO
                                        (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                                        Cumulative Realized Losses as % of Original Loan Bal                              0.00000 %
                                        Required Cumulative Loss %                                                        0.00000 %

                O/C Reporting
                                        Targeted Overcollateralization Amount                                         3,278,811.28
                                        Ending Overcollateralization Amount                                           3,278,811.28
                                        Ending Overcollateralization Deficiency                                               0.00
                                        Overcollateralization Release Amount                                                  0.00
                                        Monthly Excess Interest                                                         847,265.91
                                        Payment to Class X                                                              847,265.91

                Basis Risk Reserve Fund Account:
                                        Beginning Balance                                                                     0.00
                                        Additions to the Basis Risk Reserve Fund                                              0.00
                                        Withdrawals from the Basis Risk Reserve Fund                                          0.00
                                        Ending Balance                                                                        0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
